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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        NOVEMBER  25, 1997
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                          CONTINENTAL NATURAL GAS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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OKLAHOMA                             0-22867              73-1198957
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(STATE OF OTHER JURISDICTION       (COMMISSION)     (IRS EMPLOYER FILE NUMBER)
OF INCORPORATION)

1437 SOUTH BOULDER, SUITE 1250    TULSA,     OKLAHOMA        74119
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (918) 582-4700
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                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 2

         Acquisition Transaction. On November 24, 1997, Continental Natural Gas, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") with Coda Energy, Inc. to acquire all of the issued and outstanding equity interests of Taurus Energy Corp. ("Taurus"), a Texas corporation. A copy of the Agreement is filed as Exhibit 2.1 to this Form 8-K. The Registrant closed on its Agreement with Coda on November 25, 1997. The consideration paid to Coda was the sum $42,000,000.00 which was negotiated in an arms length transaction. There is no material relationship between Registrant (including its affiliates, officers and directors) or Coda (including its affiliates, officers and directors). The transaction was financed through an Amended and Restated Credit Agreement (the "Loan Agreement") with ING Capital Corporation as described below.

         In general, Taurus' activities consist of the purchase, gathering, processing and sale of natural gas and natural gas liquids. The Registrant intends to continue such activities under the name of Continental/Taurus Energy Company L.P. ("Continental/Taurus L.P."). In connection with these activities, the assets held by Taurus consisted, generally, of two separate processing plants and related gathering systems located in North Central Texas - one system is commonly known as the Hamlin processing plant and gathering system and the other plant is commonly known as the Shackelford plant and gathering system. The Shackelford gas gathering system consists of approximately 250 miles of low pressure gathering lines and twenty-one compressor stations located in Shackelford, Callahan, Stephens, and Throckmorton Counties, Texas. The Shackelford gas processing plant is a 30 MMcf/D capacity refrigerated lean oil absorption plant located near Putnam, Texas. The Hamlin gathering system consists of approximately 500 miles of low pressure gathering lines and fourteen compressor stations in Fisher, Stonewall, Jones, Haskell, King, Mitchell, Nolan, Taylor, and Cottle Counties, Texas. The Hamlin gas processing plant is a 20 MMcf/D propane refrigeration plant (including an associated 10 MMcf/d cryogenic turbo expander system) and is located near Hamlin, Texas. Together the Shackelford and Hamlin plants are capable of extracting 290,000 gallons per day of natural gas liquids.

         A majority of the natural gas processed at the Hamlin Plant and approximately 80% of the natural gas processed at the Shackelford Plant are dedicated to such plants under percentage of proceeds contracts. Under a percentage of proceeds contract, the processor (in this case, Continental/Taurus L.P.) pays each producer a percentage of the net sales price for: (i) natural gas and (ii) natural gas liquids. In turn, the processor retains a percentage of the net sales price for natural gas and natural gas liquids. From the processor's share of proceeds, it is obligated to pay its operating costs for its plants and gathering systems. Consequently, profitability of the Shackelford and Hamlin plants and gathering systems will be determined in large part by the operating efficiency which Continental/Taurus L.P. is able to achieve.


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         The Registrant has not previously conducted operations in the area of the Shackelford and Hamlin systems. The acquisition of Taurus is consistent with the Registrant's strategy to expand into new operating areas.

         Audited financial statements for Taurus are, as yet, unavailable. The Registrant will file an amendment to this Form 8-K to provide audited financials as required by Item 7(a) and 7(b) of Form 8-K within sixty (60) days following the date this Form 8-K is required to be filed.

         Loan Transaction. In connection with closing on the Agreement, the Registrant entered into an Amended and Restated Loan Agreement with ING Capital Corp. (the "Loan Agreement"). Under the terms of the Loan Agreement, the Registrant's term loan facility was increased from forty million ($40,000,000.00) to seventy-five million dollars ($75,000,000.00), and the
Registrant's revolving credit facility remained at twenty-five million dollars ($25,000,000.00). In addition, the assets of Continental/Taurus L.P. were mortgaged under the Loan Agreement. A copy of the Loan Agreement is filed as
Exhibit 10.1 to this Form 8-K. The Registrant closed on the Loan Agreement on November 25, 1997, and borrowed the full amount ($75,000,000.00) of the term loan facility. Proceeds of the term loan facility were used as follows: $42 million for purchase of Taurus; $30.25 million to refinance the Registrant's existing term loan facility and outstanding amounts under Registrant's existing revolving credit facility; and $2.74 million for general corporate purposes (including working capital and expenses related to the Loan Agreement).

Interest rates under both the revolving facility and term facility are variable, at the Registrant's election, at (i) up to 3/4 of a percent (depending on the Registrant's financial performance) above the greater of (x) the arithmetic average of the prime rates announced by Chase Manhattan Bank, City Bank, N.A. and Morgan Guaranty Trust Company of New York or (y) the federal funds rate as published by the Federal Reserve Bank of New York plus 1/2%; or (ii) 1.375% to 2.5%, depending upon the Registrant's financial performance above the London Interbank Offered Rate (LIBOR). Principal repayments under the term facility will begin on March 31, 1998. Maturity of the term loan facility was extended from July 31, 2001 to December 31, 2002.



ITEM 5   OTHER EVENTS.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Registrant is hereby filing cautionary statements identifying important factors that could cause the Registrant's actual results to differ materially from those projected in forward looking statements of the Registrant made by, or on behalf of, the Registrant.



ITEM 7(a)  AUDITED FINANCIAL STATEMENTS

The required financial statements will be filed pursuant to an amendment to this Form 8-K within sixty (60) days following the date that this Form 8-K was required to be filed.



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ITEM 7(b)   PRO FORMA FINANCIAL STATEMENTS

The required financial statements will be filed pursuant to an amendment to this Form 8-K within sixty (60) days following the date that this Form 8-K was required to be filed.


ITEM 7(c)   EXHIBITS FILED
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Exhibit Number                          Description
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Exhibit 2.1       Agreement and Plan of Merger dated November 24, 1997.

Exhibit 10.1      Amended and Restated Loan Agreement dated November 25, 1997.

Exhibit 99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 CONTINENTAL NATURAL GAS, INC.



Dated:  December 9, 1997      By /s/ GARRY D. SMITH
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                                 Garry D. Smith, Vice President - Controller



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                                EXHIBIT INDEX
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Exhibit                                  Description
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Exhibit 2.1        Agreement and Plan of Merger dated November 24, 1997.

Exhibit 10.1       Amended and Restated Loan Agreement dated November 25, 1997.

Exhibit 99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act.
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